EXHIBIT 3.3
                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA

     (For ____ office use)          SECRETARY OF STATE      (For ___ office use)
------------------------------------------------          ----------------------
   IMPORTANT:  READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.
                         TYPE OR PRINT (BLACK INK ONLY)

_______________________


1.  NAME  OF  CORPORATION:               ASIA  PROPERTIES,  INC.
                          ------------------------------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

    Name  of  Resident  Agent:     Gary  L.  Killoran
                              --------------------------------------------------

    Street Address:  1954        Windfall Avenue          Henderson NV     89012
                   -------------------------------------------------------------
                   Street No.     Street Name             City             Zip

3.  SHARES:  (number  of  shares  the  corporation  is  authorized  to  insure)
    Number of shares with par value:   50,000,000     Par  Value:  $0.001
                                       ----------                  ------
    Number  of  shares  without  par  value:      0
                                                -----

4.  GOVERNING BOARD: Shall be styled as (check one):  X  Directors      Trustees
                                                    ----            ----
    The  FIRST  BOARD OF DIRECTORS shall consist of   1  members  and  the names
                                                     ---
    and addresses are as follows (attach additional pages if necessary):

      Gary Killoran                      1954 Windfall Avenue Henderson NV 89012
----------------------------------       ---------------------------------------
Name                                     Address               City/State/Zip

----------------------------------       ---------------------------------------
Name                                     Address               City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

--------------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be used and will
be  returned  to  you  for  correction.   Number  of  pages  attached:     0  .
                                                                         -----

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the Incorporators signing the articles (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

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Christie  L.  Gomez                      Katrina  M.  Reyes
----------------------------------       ---------------------------------------
Name  (print)                            Name  (print)
818 W. Seventh St, 2nd Fl.               818 W. Seventh St,  2nd  Fl.
Los Angeles CA 990017                    Los  Angeles  CA  990017
----------------------------------       ---------------------------------------
Address       City/State/Zip             Address          City/State/Zip

/s/  Christine L. Gomez                  /s/  Katrina M. Reyes
----------------------------------       ---------------------------------------
Signature                                Signature

State of California County of Los        State  of  California  County of Los
Angeles                                  Angeles
This instrument was acknowledged         This  instrument  was  acknowledged
before me on                             before  me  on
    April  6,  1998,  by                 April  6,  1998,  by
----------------------------------       ---------------------------------------
      Christie  L.  Gomez                Katrina  M.  Reyes
----------------------------------       ---------------------------------------
        Name  of  Person                         Name  of  Person
as  incorporator                         as  incorporator
of    ASIA  PROPERTIES, INC.             of    ASIA PROPERTIES, INC.
   -------------------------------          ------------------------------------
   (name of party on behalf of             (name of party on behalf  of  whom
   whom instrument was executed)             instrument  was  executed)


    see  attached  sheet                         see  attached  sheet
----------------------------------       ---------------------------------------
Notary Public Signature                  Notary Public  Signature
Yadira H. Garcia                         Yadira  H.  Garcia

  (affix notary stamp or seal)              (affix  notary stamp or seal)

CERTIFICATE  OF  ACCEPTANCE  OF  APPOINTMENT  ORE  RESIDENT  AGENT

       Gary L. Killoran          hereby  accepts  appointment  as
---------------------------      Resident Agent for the above named corporation.


  /s/  Gary  L.  Killoran                                    April 6, 1998
-------------------------------------------------       ------------------------
Signature of Resident Agent  (Assistant Secretary)                Date

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